UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2005

CANCERVAX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-50440	52-2243564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2110 Rutherford Road, Carlsbad, CA		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (760) 494-4200

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     As previously announced in CancerVax Corporation’s January 19, 2005 press release, David F. Hale, the Company’s President and Chief Executive Officer, will present a corporate overview at 8:00 a.m. (EST) on Wednesday, January 26, 2005, at the Piper Jaffray 17th Annual Healthcare Conference. Mr. Hale’s presentation will provide an overview of the Company’s pipeline of biological products for the treatment and control of cancer, including the Company’s recently announced worldwide collaboration agreement with Serono for the development and commercialization of Canvaxin™, an investigational specific active immunotherapy product in Phase 3 clinical trials for the treatment of Stage III and Stage IV, or advanced-stage, melanoma, a deadly form of skin cancer. Mr. Hale will announce that, as of January 21, 2005, 474 patients had been enrolled in the Company’s Stage IV clinical trial. Mr. Hale will also announce that the date for the third interim analysis of data from the Stage IV clinical trial is now anticipated to occur in the 4th quarter of 2005 or the 1st quarter of 2006 and that the date for the third interim analysis of data from the Stage III clinical trial is now anticipated to occur in the 1st or 2nd quarter of 2005. In addition, Mr. Hale will announce that the commencement of a clinical trial with SAI-EGF, a Phase 2 specific active immunotherapeutic product candidate that targets the EGF receptor signaling pathway, is now anticipated to occur in the 2nd half of 2005. A copy of the power point presentation of Mr. Hale is attached hereto as exhibit 99.1.

     A live recording of the Mr. Hale’s presentation will be available at http://ir.cancervax.com. To access the presentation, click on the link entitled “Event Schedule” on the left side of the screen. The webcast will be available for 30 days and then will be archived.

     The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Power point presentation by David F. Hale.

SIGNATURES

     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANCERVAX CORPORATION

Date: January 25, 2005	By:	/s/ WILLIAM R. LARUE

	Name:	William R. LaRue
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Power point presentation by David F. Hale.